Exhibit 10.3

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such omitted information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

March 11, 2022

NHSc Pharma Partners

c/o Société des Produits Nestlé S.A.

55 Avenue Nestle

1800 Vevey, Switzerland

Attn. [***]

Dear [***]:

Reference is made to that certain License Agreement, dated July 1, 2021 (the “Agreement”) by and between Seres Therapeutics, Inc. (“Seres”) and NHSc Pharma Partners (“Licensee”).

Notwithstanding anything to the contrary contained in the Agreement, Seres and Licensee, through its pharmaceutical business Aimmune Therapeutics, wish to memorialize their agreement to [***] Exhibit A to the Agreement for [***] by setting the [***].

If the foregoing is in accordance with your understanding, please indicate your acceptance of this letter amendment by signing in the space provided below.

Very truly yours,

SERES THERAPEUTICS, INC.

By: /s/ David Arkowitz

David Arkowitz

Executive Vice President, Chief Financial Officer

Confirmed and accepted:

NHSC PHARMA PARTNERS

By: [***]

Name: [***]

Title: [***]

Date: 24 March 2022